2013 Annual Shareholders' Meeting



Community Trust® Bancorp, Inc.

CAUTIONARY STATEMENT

Information provided herein by CTBI contains "forward-looking" information. CTBI cautions that any forward-looking statements made are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements. Please refer to CTBI's 2012 Annual Report on Form 10-K, Cautionary Statement Regarding Forward Looking Statements for additional information.

Our Banking Franchise



Russell
Ashland
Huntington
Summersville
Georgetown
Flemingsburg
Frankfort
Mount Sterling
Fort Gay
Hamlin
Versailles
Lexington
Winchester
Paintsville
Harrodsburg
Richmond
Prestonsburg
Williamson
Danville
Berea
Allen
Lebanon
Pikeville
Mount Vernon
Hazard
Knott
Greensburg
Campbellsville
London
Somerset
Whitesburg
Jenkins
Columbia
Jamestown
Corbin
Williamsburg
Middlesboro
LaFollette
Community Trust Bank Branch Office
Community Trust & Investment Office

Serving customers in 81 branch locations in 35 counties throughout Kentucky, Tennessee, and West Virginia, including 5 trust offices in Kentucky and Tennessee

Richmond Road Branch


Community Trust Bank

New location opened September 4, 2012

Columbia Branch


Community
Trust Bank

Relocation opened October 29, 2012

Our Banking Franchise

Central Region

Loans - $568 million

Deposits - $622 million

- Danville
- Lexington
- Mt. Sterling
- Richmond
- Versailles
- Winchester

Eastern Region

Loans - $837 million

Deposits - $1.3 billion

- Floyd/Knott/Johnson
- Hazard
- Pikeville
- Tug Valley
- Whitesburg

Northeastern Region

Loans - $341 million

Deposits - $539 million

- Advantage Valley
- Ashland
- Flemingsburg
- Summersville

South Central Region

Loans - $506 million

Deposits - $660 million

- Campbellsville
- LaFollette
- Middlesboro
- Mt. Vernon
- Williamsburg

CTIC

Assets Under Management - $1.7 billion (including $0.6 bill CTB)

Revenues - $10.2 million

- Ashland
- LaFollette
- Lexington
- Pikeville
- Versailles

Financial data as of December 31, 2012

Market Analysis

- **Competitive Position**
  - Largest Kentucky domiciled bank holding company
  - #1 in Kentucky in deposit market share of all Kentucky domiciled FDIC insured institutions
  - 6th largest bank in Kentucky in terms of deposit market share of all FDIC insured institutions
- **Community Banking Model**
- **Economic Diversity**
- **Concentration Risk Management**
- **Growth in Sources of Noninterest Income**

Operational Priorities

- Continuing focus on improving asset quality
- Liquidation of other real estate owned
- Build core earnings capacity
  - Quality loan growth
  - Low cost deposit growth
- Increase noninterest income
  - Wealth management
  - Brokerage
- Maintain net interest margin
- Expense control

2012 Performance

2012 Performance Summary

	Budget	Results
Earnings	$40.7 million	$44.9 million
EPS	$2.63 per share	$2.90 per share
ROAA	1.11%	1.23%
ROAE	10.74%	11.52%
Assets	$3.7 billion	$3.6 billion
Loans	$2.7 billion	$2.6 billion
Deposits	$3.2 billion	$3.1 billion
Shareholders' equity	$388.2 million	$400.3 million

Shareholder Value

Dividends Per Share



$1.17
$1.20
$1.21
$1.23
$1.25
$1.26
2.6%
2008
2009
2010
2011
2012
2013*

- 2012 cash dividends increased 1.6%
- 2.6% compound growth rate for past five years
- December 31, 2012 cash dividend yield was 3.84%
- Cash dividend increased to $0.315 per share effective October 1, 2012

**2013 is projected DPS*

Shareholders' Equity


(in millions)
$308.2
$321.5
$338.6
$366.9
$400.3
5.8%
2008
2009
2010
2011
2012

- Shareholders' equity has increased 29.9% during the past five years
- 5.8% compound growth rate for the past five years
- 2013 goal for shareholders' equity - $425 to $431 million

Book Value Per Share



$20.44
$21.15
$22.08
$23.78
$25.64
2008
2009
2010
2011
2012

Tangible Common Equity/Tangible Assets



8.37%
8.47%
8.26%
8.52%
9.36%
2008
2009
2010
2011
2012

Total Market Capitalization

(in millions)


$554.1
$371.7
$444.1
$454.0
$511.8
$477.5
2008
2009
2010
2011
2012
2013

Price to Tangible Book Value

	2008	2009	2010	2011	2012
CTBI	2.29x	1.45x	1.63x	1.51x	1.53x
Peer	1.91x	1.03x	1.29x	1.19x	1.39x

All data is as of year-end except 2013 which is as of March 31, 2013.

Peer data obtained from SNL Financial; peer group consists of publicly traded regional bank holding companies with an average asset size of $3.7 billion, as defined in our Proxy Statement.

Comparison of 5 Year Cumulative Total Return

among CTBI, NASDAQ Stock Market (U.S.), and NASDAQ Bank Stocks



$200
$100
$0
2007
2008
2009
2010
2011
2012
Community Trust Bancorp, Inc.
NASDAQ Stock Market (U.S.)
NASDAQ Bank Stocks

- **An investment in CTBI stock on December 31, 2007 would have outperformed the NASDAQ Bank Stocks Index and the NASDAQ Composite at December 31, 2012.**

Comparison to Russell 2000 Index

of small cap companies

Return to Investors

December 31, 2012



15.64%
16.34%
15.04%
12.23%
8.00%
3.54%
8.57%
9.73%
1-Year
3-Year
5-Year
10-Year
CTBI
Russell 2000

3-, 5-, and 10-year total returns annualized

Core Value Long-Term Investment

- 12 stock splits and 9 stock dividends
- 32 years of consecutive increases in cash dividends
- 5-year compound growth rate of cash dividends 2.6%
- Stock included in the NASDAQ Global Select Market, NASDAQ Dividend Achievers Index, and NASDAQ Bank Stock Index
- CTBI shareholders include
  - 91 institutional investors (including CTIC – 10.4%) hold 7.3 million shares (46.7%)
  - 188 mutual funds hold 3.5 million shares (22.3%)

Data as of December 31, 2012

2012 Earnings Review

Earnings Per Share


$1.54
$1.66
$2.17
$2.54
$2.90
2008
2009
2010
2011
2012

- EPS increased 14.2% from 2011 to 2012
- 2013 EPS goal - $2.90 to $3.06 per share

Return on Average Assets



0.79%
0.13%
0.82%
-0.18%
1.03%
0.25%
1.11%
0.80%
1.23%
0.98%
2008
2009
2010
2011
2012
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2012 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Net Income


(in millions)
$23.1
$25.1
$33.0
$38.8
$44.9
2008
2009
2010
2011
2012

- Net income increased 15.5% from 2011 to 2012
- 2013 goal for net income - $45.2 to $48.0 million

Revenues


(in millions)
$125.4
$146.9
$160.2
$175.3
$178.1
2008
2009
2010
2011
2012

- 2012 revenues increased 1.6% from 2011
- 2013 goal for revenues - $180.6 to $190.6 million

Noninterest Income

as a % of Total Revenue

(in millions)



$21.8
$41.4
$40.9
$43.8
$46.0
32%
24%
16%
8%
0%
2008
2009
2010
2011
2012
Noninterest Income
% of Total Revenue

- 2012 noninterest income increased 4.8% from 2011
  - Increases in gains on sales of loans, trust revenue, and loan related fees
- 2013 goal for noninterest revenue – 22.0% to 27.0% of total revenue

Net Interest Revenue



(in millions)
$103.6
$105.5
$119.3
$131.5
$132.1
2008
2009
2010
2011
2012

- 2012 net interest revenue increased by 0.5% from 2011
  - Net interest margin declined 14 basis points
  - Average earning assets increased $135.5 million, or 4.2%

Net Interest Margin



3.88%
3.60%
3.77%
3.57%
4.07%
3.69%
4.13%
3.83%
3.99%
3.59%
2008
2009
2010
2011
2012
CTBI
Peer

- Pressure on the margin
- 1-year cumulative gap position at 12/31/12 – (5.42)%

- % of assets repricing
  - Within 30 days 37.47%
- % of liabilities repricing
  - Within 30 days 17.86%
  - Within 90 days 27.27%
  - Within 180 days 38.20%

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2012 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Net Noninterest Expense as a % of Average Earning Assets


(in millions)
$60.8
$52.4
$55.1
$62.6
$57.6
2.30%
2.10%
1.90%
1.70%
1.50%
2008
2009
2010
2011
2012
Net Noninterest Expense
% of Earning Assets

Noninterest Expense & Efficiency Ratio


(in millions)
$82.5
$93.8
$96.1
$106.4
$103.6
75%
70%
65%
60%
55%
50%
2008
2009
2010
2011
2012
Noninterest Expense
Efficiency Ratio
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2012 for bank holding companies with consolidated assets of $3 billion to $10 billion.

2012 Balance Sheet Review

Total Assets


(in billions)
$2.95
$3.09
$3.36
$3.59
$3.64
2008
2009
2010
2011
2012

- Total assets at 12/31/12 increased 1.2% from 12/31/2011
  - Loans declined $6.0 million or 0.2%
  - Investment portfolio growth $75.9 million or 14.4%
  - Deposit growth $18.4 million or 0.6%
- 2013 goal for total assets - $3.6 to $3.8 billion

Total Loans



(in billions)
$2.35
$2.44
$2.61
$2.56
$2.55
2008
2009
2010
2011
2012

- Total loans at 12/31/12 decreased 0.2% from 12/31/11
- 2013 goal for total loans - $2.6 to $2.8 billion

Loan Portfolio Mix

December 31, 2012



Consumer 16%
Comm R/E 36%
R/E Mortgage 33%
Comm Other 15%

Concentrations of Credit

as a % of Total Loans


December 31, 2012
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
5.0%
5.4%
4.6%
Apartments & Rental Housing
Hotel/Motel
Non-Residential Real Estate Rental
Concentrations
Nonperforming Loans*
Net Losses*

** As a percentage of funded exposure*

Net Charge-offs

as a % of Average Loans



0.38%
0.70%
0.66%
1.61%
0.58%
1.46%
0.58%
0.95%
0.37%
0.64%
2008
2009
2010
2011
2012
CTBI
Peer



Consumer 30%
Commercial 55%
Residential 15%

December 31, 2012

Nonperforming Loans

as a % of Total Loans



2.22%
2.41%
1.70%
4.22%
2.38%
4.01%
1.46%
3.32%
1.41%
2.55%
2008
2009
2010
2011
2012
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2012 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Nonperforming Assets

as a % of Total Assets



2.13%
2.56%
3.13%
2.61%
2.28%
2008
2009
2010
2011
2012

- $47.5 million in other real estate owned

Loan Loss Reserve

as a % of Net Loans



1.31%
1.52%
1.34%
2.27%
1.34%
2.24%
1.30%
1.97%
1.30%
1.70%
2008
2009
2010
2011
2012
CTBI
Peer

Peer data obtained from the Federal Reserve Bank Holding Company Performance Report as of 12/31/2012 for bank holding companies with consolidated assets of $3 billion to $10 billion.

Total Other Real Estate Owned



(in millions)
$10.43
$37.33
$42.94
$56.96
$47.54
2008
2009
2010
2011
2012

- Sales of foreclosed properties for the year ended 12/31/12 $19.3 million
- New bookings in 2012 $12.0 million
- Properties under contract to sell $3.3 million

Total Deposits
including Repurchase Agreements



(in billions)
$2.49
$2.64
$2.89
$3.10
$3.11
2008
2009
2010
2011
2012

- 2013 goal for total deposits including repurchase agreements - $3.1 to $3.3 billion

Total Deposits
including Repurchase Agreements

December 31, 2012



Repurchase Agreements 7%
Noninterest Bearing 19%
Other Time 5%
NOW 1%
CDs <$100K 20%
MMDA 18%
CDs >$100K 21%
Savings 9%

1st Quarter 2013 Review

Earnings Per Share


$0.77
$0.79
$0.66
$0.68
$0.76
Mar '12
Jun '12
Sept '12
Dec '12
Mar '13

Net Income


(in millions)
$11.9
$12.2
$10.2
$10.6
$11.8
Mar '12
Jun '12
Sept '12
Dec '12
Mar '13

Net Income

- **Net interest income**
  - Increased $0.2 million year over year
  - Decreased $0.6 million quarter over quarter
- **Provision for loan losses**
  - Increased $0.4 million year over year
  - Decreased $1.4 million quarter over quarter
- **Noninterest income**
  - Increased $0.7 million year over year
  - Remained relatively flat quarter over quarter
- **Noninterest expense**
  - Increased $0.5 million year over year
  - Decreased $1.5 million quarter over quarter

Noninterest Income



(in millions)
$11.2
$12.0
$10.8
$11.9
$11.9
Mar '12
Jun '12
Sept '12
Dec '12
Mar '13

Q-O-Q

- Increased gains on sales of loans and trust revenue
- Decreased loan related fees, deposit service charges, and securities gains

Y-O-Y

- Increased gains on sales of loans and trust revenue
- Decreased loan related fees and deposit service charges

Noninterest Expense

(in millions)



$25.8
$24.1
$25.8
$27.8
$26.3
Mar '12
Jun '12
Sept '12
Dec '12
Mar '13

Q-O-Q

- $0.4 million decrease in personnel expense
- $0.8 million decrease in other real estate owned expense

Y-O-Y

- $1.0 million increase in other real estate owned expense

Total Loans


(in billions)
$2.54
$2.55
$2.55
$2.55
$2.56
Mar '12
Jun '12
Sept '12
Dec '12
Mar '13

- Loan portfolio increased at an annualized rate of 2.0% during the quarter
  - Commercial loans increased $23.2 million
  - Residential loans decreased $6.1 million
  - Consumer loans decreased $4.4 million
- Loan increase from prior year first quarter 0.8%

Total Deposits

including Repurchase Agreements



(in billions)
$3.17
$3.14
$3.13
$3.11
$3.15
Mar '12
Jun '12
Sept '12
Dec '12
Mar '13

- Deposits, including repurchase agreements, increased an annualized 4.3% from prior quarter but decreased 0.8% from prior year first quarter

Nonperforming Loans

as a % of Total Loans


1.36%
1.39%
1.33%
1.41%
1.32%
Mar '12
Jun '12
Sept '12
Dec '12
Mar '13

Nonperforming Assets

as a % of Total Assets



3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.54%
2.51%
2.46%
2.28%
2.15%
Mar '12
Jun '12
Sept '12
Dec '12
Mar '13

Net Charge-offs

as a % of average loans


0.18%
0.39%
0.45%
0.45%
0.22%
Mar '12
Jun '12
Sept '12
Dec '12
Mar '13

Efficiency Ratio



57.70%
54.94%
58.19%
60.75%
57.72%
Mar '12
Jun '12
Sept '12
Dec '12
Mar '13

2013 Key Strategic Initiatives

CTBI: 2013 Outlook

Net Income	$45.2 - $48.0 million
Earnings Per Share	$2.90 - $3.06 per share
ROAA	1.22% - 1.28%
ROAE	11.15% - 11.21%
Assets	$3.6 - $3.8 billion
Loans	$2.6 - $2.8 billion
Deposits	$3.1 - $3.3 billion
Shareholders' Equity	$425 - $431 million

CTBI's Franchise Value

- History of solid investor returns
- Historically strong capital position
- Community banking strategy
- Growth and good financial performance in slow growth markets
- Growth strategies
- Strong experienced management team and 1,035 dedicated employees
- Our shareholders

Shareholders:

Your management has a Strategic Plan for the performance and operations of your company. Success will be attained by the execution of this plan, not just by management, but by approximately 1,000 employees. The continuing support by you, our shareholders, by referring your friends, neighbors, and business associates to do business with your bank, is invaluable to the execution of our plans for the performance of your company.

Community Trust®
Bancorp, Inc.